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                                                                    EXHIBIT 10.1

                                                                        NO. ____

                              SYMANTEC CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT
                           (STOCK AWARD DOCUMENTATION)

      This Restricted Stock Purchase Agreement (the "AGREEMENT") is made and entered into as of _______________, _____ (the "EFFECTIVE DATE") by and between Symantec Corporation, a Delaware corporation (the "COMPANY"), and the purchaser-participant named below (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1996 Equity Incentive Plan (the "PLAN").

PARTICIPANT:                     _______________________________________________

SOCIAL SECURITY NUMBER:          _______________________________________________

ADDRESS:                         _______________________________________________

                                 _______________________________________________

TOTAL NUMBER OF SHARES:          _______________________________________________

PURCHASE PRICE PER SHARE:        _______________________________________________

TOTAL PURCHASE PRICE:            _______________________________________________


      1.    PURCHASE OF SHARES.

            1.1 Purchase of Shares. On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Participant hereby purchases from the Company, and the Company hereby sells to Participant, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Purchase Price Per Share as set forth above (the "Purchase Price Per Share") for a Total Purchase Price as set forth above (the "PURCHASE PRICE"). As used in this Agreement, the term "SHARES" includes the Shares purchased under this Agreement and all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

            1.2 Title to Shares. The exact spelling of the name(s) under which Participant will take title to the Shares is: __________________________________

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________________________________________________________________________________

________________________________________________________________________________

            Participant desires to take title to the Shares as follows:

            [ ]Individual, as separate property

            [ ]Husband and wife, as community property

            [ ]Joint Tenants

            1.3 Payment. Participant hereby delivers payment of the Purchase Price in cash (by check) in the amount of $_____________, receipt of which is acknowledged by the Company.

      2. DELIVERIES BY PARTICIPANT. Participant hereby delivers to the Company (i) a duly executed copy of this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of
Exhibit 1 attached hereto (the "STOCK POWERS"), both executed by Participant (and Participant's spouse, if any), (iii) if Participant is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "SPOUSE CONSENT") executed by Participant's spouse, and (iv) payment of the Purchase Price by the method(s) check above (if by delivery of a check, then a copy of the check is attached hereto as Exhibit 4).

      3. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Participant's Unvested Shares (as defined in Section 3.2 below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Participant is terminated for any reason, or no reason, including without limitation Participant's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without cause.

            3.1 Termination and Termination Date. In case of any dispute as to whether Participant has been terminated, the Compensation Committee shall have sole discretion to determine whether Participant has been terminated and the effective date of such termination (the "TERMINATION DATE").

            3.2 Unvested and Vested Shares. Shares that are vested pursuant to the schedule set forth in this Section 3.2 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in this Section 3.2 are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent. On the Effective Date all of the Shares will be Unvested Shares. If Participant has continuously been employed at all times from the Effective Date until the first anniversary of the Effective Date (the "FIRST VESTING DATE"), then on the First Vesting Date [_______] of the Shares will become Vested Shares; and thereafter, if Participant has continuously been employed at all times from the First Vesting Date until the second anniversary of the Effective Date (the "SECOND VESTING DATE"), then on the Second Vesting Date [_______] of the Shares will become Vested Shares. If the application of the vesting percentage causes a fractional share, such share shall be rounded

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down to the nearest whole share except for the last installment in such vesting period, at the end of which the balance of Unvested Shares shall become Vested Shares. No Shares will become Vested Shares after the Termination Date. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan. Any new, additional or different securities the Participant may become entitled to receive with respect to Unvested Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as such Unvested Shares; and Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased at the Repurchase Price (defined below).

            3.3 Exercise of Repurchase Option. At any time within ninety (90) days after the Termination Date, the Company, or its assignee(s), may elect to repurchase any or all of the Participant's Unvested Shares by giving Participant written notice of exercise of the Repurchase Option.

            3.4 Calculation of Repurchase Price. The Company or its assignee(s) shall have the option to repurchase from Participant (or from Participant's personal representative as the case may be) the Participant's Unvested Shares at the Participant's original Purchase Price Per Share (as adjusted to reflect any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan) (the "REPURCHASE PRICE").

            3.5 Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Participant to the Company, or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

            3.6 Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Participant at any time for any reason or no reason, with or without cause.

      4. RESTRICTIONS ON TRANSFERS. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares that are subject to the Repurchase Option.

      5. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Agreement, Participant will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Participant delivers payment of the Purchase Price until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option. Upon an exercise of the Repurchase Option, Participant will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

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      6.    ESCROW. As security for Participant's faithful performance of this
Agreement, Participant agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Participant and by Participant's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Escrow Holder will act solely for the Company as its agent and not as a fiduciary. Participant and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of the Repurchase Option.

      7.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            7.1 Legends. Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company or any agreement between Participant and any third party:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING THE RIGHT OF REPURCHASE HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF REPURCHASE, ARE BINDING ON TRANSFEREES OF THESE SHARES.

            7.2 Stop-Transfer Instructions. Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            7.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any participant or other transferee to whom such Shares have been so transferred.

      8. TAX CONSEQUENCES. PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT'S

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PURCHASE OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS (i) THAT
PARTICIPANT HAS CONSULTED WITH ANY TAX ADVISER THAT PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Participant hereby acknowledges that Participant has been informed that, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days of the purchase of the Shares to be effective, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Participant, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Participant represents that Participant has consulted any tax advisers Participant deems advisable in connection with Participant's purchase of the Shares and the filing of the election under
Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 3 for reference. PARTICIPANT HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

      9. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

      11. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      12. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as Participant

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may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

      13. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      14. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

      15. ENTIRE AGREEMENT. The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the Company has caused this Agreement to be EXECUTED
IN TRIPLICATE by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Effective Date. THIS AGREEMENT, ALONG WITH PAYMENT FOR THE SHARES BEING PURCHASED, MUST BE RECEIVED BY THE REPRESENTATIVE OF THE COMPANY NAMED BELOW NO LATER THAN THE THIRTIETH DAY AFTER THIS AGREEMENT WAS FIRST DELIVERED TO PARTICIPANT FOR EXECUTION.

SYMANTEC CORPORATION                                         PARTICIPANT

By:    _______________________________   _______________________________________
                                         (Signature)

______________________________________   _______________________________________
(Please print name)                      (Please print name)

______________________________________
(Please print title)

Address: _____________________________   Address: ______________________________

______________________________________   _______________________________________

______________________________________   _______________________________________

Fax No.: _____________________________   Fax No.: ______________________________

Phone No. ____________________________   Phone No.: ____________________________

  [SIGNATURE PAGE TO SYMANTEC CORPORATION. RESTRICTED STOCK PURCHASE AGREEMENT]

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                                LIST OF EXHIBITS

Exhibit 1:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:  Spouse Consent

Exhibit 3:  Election Under Section 83(b) of the Internal Revenue Code

Exhibit 4:  Copy of Participant's Check

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                                    EXHIBIT 1

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

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                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement No. ___ [COMPLETE AT THE TIME OF EXERCISE] dated as of __________________, ____, [COMPLETE AT THE TIME OF EXERCISE] (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto ___________________________, __________ shares of the Common Stock $0.01, par value per share, of Symantec Corporation, a Delaware corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ [COMPLETE AT THE TIME OF EXERCISE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: _________________, ___

                                         PARTICIPANT

                                         _______________________________________
                                         (Signature)

                                         _______________________________________
                                         (Please Print Name)

                                         _______________________________________
                                         (Spouse's Signature, if any)

                                         _______________________________________
                                         (Please Print Spouse's Name)

INSTRUCTIONS TO PARTICIPANT: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" set forth in the Agreement without requiring additional signatures on the part of the Participant or Participant's Spouse, if any.

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                                    EXHIBIT 2

                                 SPOUSE CONSENT

                                 SPOUSE CONSENT

      The undersigned spouse of ___________ (the "PARTICIPANT") has read, understands, and hereby approves the Restricted Stock Purchase Agreement between Participant and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Date: ________________________________   _______________________________________
                                         Print Name of Participant's Spouse

______________________________________   _______________________________________
(Please print name)                      Signature of Participant's Spouse

______________________________________   Address: ______________________________
(Please print title)                     _______________________________________
                                         _______________________________________
                                         _______________________________________

       [______] Participant, initial this box if you do not have a spouse.

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                                    EXHIBIT 3

            ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

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            ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

      The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, as amended, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.    TAXPAYER'S NAME:

      TAXPAYER'S ADDRESS: ______________________________________________________

      SOCIAL SECURITY NUMBER: __________________________________________________

2. The property with respect to which the election is made is described as follows: _________________ shares of Common Stock of Symantec Corporation, a Delaware corporation (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were purchased was _________________, _____ and this election is made for calendar year ____.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $____________ per share at the time of purchase.

6.    The amount paid for such shares was $______________ per share.

7.    The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: ________________, ______          _______________________________________
                                         Taxpayer's Signature

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                                    EXHIBIT 4

                           COPY OF PARTICIPANT'S CHECK